SGS-THOMSON LOGO



                            COLLABORATION AGREEMENT

BETWEEN
-------

SGS-THOMSON MICROELECTRONICS S.r.l., a company incorporated and existing under
-----------------------------------
the laws of Italy, having its registered office at 20041 Agrate Brianza, Via C. Olivetti 2 (hereinafter referred to as "SGS-THOMSON")

also acting for the benefit of other Affiliated Companies of SGS-THOMSON MICROELECTRONICS N.V.

(Affiliated companies shall mean companies in which SGS-THOMSON MICROELECTRONICS N.V. holds directly or indirectly at least 50% of the share capital or voting rights and major external design teams subcontracted by an SGS-THOMSON company to create products in SGS-THOMSON Technologies)

                                                               on the first part
AND
---

VLSI LIBRARIES, INC., a company incorporated and existing under the laws of the State of California, U.S.A. having its registered office at 2077 Gateway Place, San Jose, CA 95110-1016 (hereinafter referred to as "VLI")
                                                              on the second part



COLLABORATION AGREEMENT     December 4, 1996       SGS-Thomson Microelectronics
1 of 9

SGS-THOMSON LOGO



                                    Whereas
                                    -------

* SGS-THOMSON is willing to establish a long term collaboration with a qualified supplier in the field of memories, libraries and associated technologies;

* VLI is available to enter into such collaboration in order to become a key supplier of SGS-THOMSON and provide it with memories, libraries and some design tools particularly, but not limited to, for the HCMOS7 and HCMOS8 processes;

* the Parties hereto intend to fix some general terms and conditions under which the above mentioned collaboration has to be carried on.



Now, it is hereby agreed and declared as follows:



1.   PREMISES

The Premises hereto constitute an integral part of this Collaboration Agreement.


2.   DEFINITIONS

As used for the purposes of this Collaboration Agreement, in the singular or the plural, the following terms and expressions shall have the following means:

a) "SGS-THOMSON TECHNOLOGY" shall mean any technology developed by SGS-THOMSON such as, but not limited to, HCMOS7, HCMOS8, etc., as well as technologies derived by SGS-THOMSON from such technologies, such as, but not limited to, HCMOS7A, HCMOS7S, HF7CMOS, BICMOS7, HCMOS8A, HCMOS8S, HF8CMOS, BICMOS8, etc., and layout specifically related to the above technologies, especially for memories.



COLLABORATION AGREEMENT      December 4, 1996      SGS-Thomson Microelectronics
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

SGS-THOMSON LOGO



b) "PRODUCTS" shall mean the products developed by VLI for use with SGS-THOMSON Technology, such as, but not limited to, RAM and ROM Generators, Libraries of Standard Cells, Macroblocks, etc.

c)   "Front-End Data" shall mean:
               Simulation Models
               Timing Information
               Bounding Box Generator
               Schematic Icons
               Specification Level Documentation
     relating to the Products.

d)   "Product Data" shall mean:
               Layout Level Data
               Schematic Level Data with transistor sizing
               Design Details
               Critical Path Generators
               Design Documentation
               Transistor Level Netlists or Equivalent Models relating to the Products.

e) "DESIGN DATA" shall mean the Design Details (in particular Schematics, Simulation Results, Layout) and Documentation included in the Product Data.

f)   "VLI GENERAL TECHNOLOGY" shall mean:
               Design styles
               Design architectures
               Electrical schematics without transistor sizing
               Layout styles
               Analysis and verification techniques and tools
               Tools for automatic layout assembly
               Tools for automatic design verification and characterization relating to the Products.

g) "VLI COMPETITORS" shall mean the companies listed in Appendix whose business could include the design and sale in third parties of libraries of circuits (standard cells, generators) and whose business could include the design and sale of Electronic the Design Automation tools to third parties. The list of VLI competitors is attached hereto as Appendix. From time to time, VLI may propose to SGS-THOMSON an update of Appendix which will enter into force upon its written approval by SGS-THOMSON.



COLLABORATION AGREEMENT     December 4,1996        SGS-Thomson Microelectronics
3 of 9

SGS-THOMSON LOGO



3.   OBJECTIVES

The objectives of this Collaboration Agreement between SGS-THOMSON and VLI are the development and supply by VLI to SGS-THOMSON of memories, libraries and associated technologies according to the development and supply orders issued from time to time by SGS-THOMSON during the term of this Collaboration Agreement.

To this purpose SGS-THOMSON will agree with VLI proper work plannings that will in particular state, for each development and supply work required by SGS-THOMSON, the specific development and commercial tasks, the time schedule, and the related costs. The work plannings, duly signed by SGS-THOMSON and VLI Authorized Representative, will be annexed to this Collaboration Agreement and will constitute an integral part of it. It is understood that the work plannings will be governed by the provisions of this Collaboration Agreement, unless specific provisions will be agreed and inserted; in such case the provisions of the work plannings will prevail.



4.   PROJECT LEADERS

Each Party shall designate a Project Leader who will have the responsibility of all the technical and operative aspects of any work planning agreed upon between the Parties. Each Party hereby also designates Authorized Representatives, who will have the responsibility of all the operative and contractual aspects of the Collaboration Agreement

*    SGS-THOMSON designates as Authorized Representative [*** Redacted].

* VLI designates as Authorized Representatives Mr. Mark Templeton and Mr. Dhrumil Gandhi.

All communications or informations either in oral or written form have to be addressed to the Authorized Representatives and/or the Project Leaders, as the case may be, at the following address or at other places, as may be designated by the Parties during the course of the Collaboration Agreement.

*    SGS-THOMSON Microelectronics
     via C. Olivetti 2
     20041 Agrate Brianza (Mi)
     Italy



COLLABORATION AGREEMENT     December 4, 1996       SGS-Thomson Microelectronics
4 of 9
----------------
        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



*    VLSI Libraries Inc.
     2077 Gateway Place
     San Jose
     USA, 95110-1016 California



5.   TERM AND TERMINATION

This Collaboration Agreement shall become effective as of December 1st 1996 and shall continue in full force and effect until December 31st 2000, unless terminated ear-lier in accordance with the provision of this Section 5.
The present Collaboration Agreement will expire in the following cases:

a) by means of a written notice of termination to be given by the Authorized Representative, in case a Party breaches any of its obligations in the performance of this Collaboration Agreement, and the relevant breach is not cured within 90 days from the written notice by the non breaching Party;

b) by advance notice to be served by a Party to the other at least 4 months before the expiration of any year of duration of this Collaboration Agreement. In any case such termination shall not affect, unless different agreements in writing are agreed upon between the Parties, the contractual activities relevant to work plannings still in progress at the date;

c) the termination of this Agreement as a result of breach of VLI shall not prevent SGS-THOMSON from using the deliverables and information provided by VLI for having the work performed by a third Party. In any event, VLI will not be liable to SGS-THOMSON for an amount exceeding SGS-THOMSON's payments to VLI for the deliverable which is the subject of the breach.


6.   COMPENSATION

SGS-THOMSON will recognize VLI, for the contractual activities duly performed in accordance with the agreed work plannings, the amounts that will be fixed in the development and supply orders issued in reference to the said documents.

The payments will be normally due at [*** Redacted] from the date of issue of the relevant invoices from VLI, subject to the approval in writing by SGS-THOMSON Authorized Representative within such period. The money remittance will be performed in USA



COLLABORATION AGREEMENT       December 4, 1996     SGS-Thomson Microelectronics
5 of 9

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        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



unless another currency will be agreed upon between the Parties, to the Bank account previously indicated by VLI.


7.   MAINTENANCE

VLI agrees to provide maintenance [*** Redacted] for [*** Redacted] following the delivery of any complete product. During this period, VLI will use its commercial efforts to support SGS-THOMSON and will dedicate resources to SGS-THOMSON issues with a higher priority than other VLI customers.


8.   RIGHT OF USE

a) Products, including Design Data, Front-End Data and Product Data can be used without restriction within SGS-THOMSON sites and sites of Affiliated Companies. SGS-THOMSON undertakes to ensure that Design Data, Front-End Data and Product Data shall be considered as proprietary information and as such shall receive the same degree of protection as SGS-THOMSON proprietary information.
     SGS-THOMSON shall ensure that its customers that access the Products at SGS-THOMSON deign centers, shall sign appropriate non-disclosure agreements relating to the protection of Confidential Information.

b) SGS-THOMSON may distribute without restriction the Front-End Data, for use outside SGS-THOMSON sites by design houses or customers.

c) Design Data, Front-End Data and Product Data could be given out to any third Party who would have products manufactured under its own designs, by a foundry company not wholly owned by SGS-THOMSON subject to a common agreement between SGS-THOMSON and VLI.

d) Nothing in this Collaboration Agreement shall authorize SGS-THOMSON to distribute Product Data to VLI Competitors.

e) Nothing in this Collaboration Agreement shall authorize VLI to make, have made, use, and sell the Products, Design Data, Front-End Data, Product Data and information developed and supplied for SGS-THOMSON under the work programs referred to this Collaboration Agreement, without the SGS-THOMSON's prior written authorization.
     All such products, Design Data, Front-End Data, Product Data and information will be the sole property of SGS-THOMSON, that will also retain all the rights con-

COLLABORATION AGREEMENT     December 4, 1996    SGS-Thompson Microelectronics
6 of 9

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        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



     nected therewith.
     VLI will retain rights to all of VLI General Technology, which is used to provide products to ST and to other VLI customers.



9.   PERMITTED DISCLOSURE OF PROPRIETARY INFORMATION

The Parties intend to exchange on a confidential basis proprietary information such as, but not limited to, deep submicron technology and design methodology information with a view to successfully designing memories and libraries. Notwithstanding VLI and SGS-THOMSON shall have the right to disclose the third Parties on an unrestricted basis proprietary information which, at the time of disclosure is:

a) in or passes into the public domain other than by breach of this Collaboration Agreement; or

b)   known to the receiving Party prior to disclosure by the disclosing Party;
     or

c) disclosed to the receiving Party by a third Party having the full right to disclose; or

d) independently developed by an employee of the receiving Party to whom no disclosure of confidential information has been made.


10.  PRESS RELEASES

SGS-THOMSON and VLI will agree specific press releases and other promotional materials to publicize their relationship as well as specific successes. Any press release shall be authorized in writing by both Authorized Representatives and by SGS-THOMSON and VLI competent offices before their disclosure in the public.


11.  ASSIGNMENT

This Agreement may not be assigned by other Party, without the consent of the other Party.



COLLABORATION AGREEMENT       December 4, 1996     SGS-Thomson Microelectronics
7 of 9

SGS-THOMSON LOGO



12.  APPLICABLE LAW

This Agreement shall be governed by and interpreted according to the laws of Italy.


13.  DISPUTES

Any disputes which may arise between the Parties hereto in connection with this Agreement, its construction, validity, performance or non performance shall be finally settled by the Court of Milan, Italy.

All the above read, confirmed and signed



Date and place: Agrate Brianza, November 29th 1996



SGS-THOMSON Microelectronics S.r.l.

/s/ J. Monnier                  /s/ G. Potenza              /s/ G Zocchi
J. MONNIER                      G. POTENZA                  G. ZOCCHI



VLSI Libraries Inc.



COLLABORATION AGREEMENT       December 4, 1996     SGS-Thomson Microelectronics
8 of 9

                                   APPENDIX


                            LIST OF VLI COMPETITORS



                                [*** Redacted]


COLLABORATION AGREEMENT       December 4, 1996     SGS-Thomson Microelectronics
9 of 9

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        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO


                                 Work Planning

                                HCMOS7 Phase 1
                               Memory Generators

                                  DEVELOPMENT

                        BY VLSI LIBRARIES INCORPORATED
                     FOR SGS-THOMSON MICROELECTRONICS SRL

By the signatures of this document, the two parties agree fully to the project description defined below.

CONTENT:
                    1.0  Scope of the Work Planning ("Program")
                    2.0  Task Definition and Responsibilities
                    3.0  Program Management
                    4.0  Project Schedule and Milestones
                    5.0  Costs
                    6.0  Specific rights to use and to distribute

ACCEPTED BY:

/s/ unrecognized signature               FOR SGS-THOMSON MICROELECTRONICS SRL
                                         FOR VLSI LIBRARIES, INC.

ANNEXES:


*    Statement of Work

*    Generator Specifications (4)


HCMOS7 Phase 1 Work Planning    December 5, 1996   SGS-Thomson Microelectronics
1 of 6

1.0  SCOPE OF THE WORK PLANNING ("PROGRAM")
Within the general framework defined by the "Collaboration Agreement", VLI will develop the following [*** Redacted] Memory Generators for SGS-THOMSON's in [*** Redacted] (HCMOS7) process:

[*** Redacted]

The Program will be composed by the porting of the [*** Redacted] generators from the corresponding HCMOS6 ones.

Within this Program the "Definitions" given in Section 2 of the "Collaboration Agreement" are valid with the following specification:

*    "Product" means "Generator" within this Program

*    "Product Data" means "Generator Data" within this Program

2.0  TASK DEFINITION AND RESPONSIBILITIES

VLI is fully responsible for the Program execution and the deliverables according- to the Statement of Work hereafter attached. This includes actions that may be performed by SGS-THOMSON like Silicon processing (if there is any problem, it is the responsibility of VLI to draw the attention of SGS-THOMSON to the problem and to propose effective remedial action).

The split of responsibilities for all the tasks necessary to complete the Memory Generators is also described in the STATEMENT OF WORK attached. VLI will take full responsibility for all the VLI tasks mentioned in such document.

The electrical design, layout design, characterization, design documentation are under VLI's responsibility.

The target specifications of these Memory Generators are defined in the four attached SPECIFICATION DOCUMENTS.

Design knowledge transfer will be performed by having SGS-THOMSON engineers on-site at VLI to interact directly with the VLI designers, during one month after each generator release [*** Redacted].


HCMOS7 Phase I Work Planning   December 4, 1996   SGS-Thomson Microelectronics
3 of 6

-------------------
        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



3.0  PROGRAM MANAGEMENT

A monthly program management review and design review will be held throughout the project duration, in alternate locations.

VLI should only interface to a limited number of SGS-THOMSON representatives appointed by [*** Redacted].

*      SGS-THOMSON designates as Project Leader for this Work Planning [***
       Redacted]

*      VLI designates as Project Leader for this Work Planning [*** Redacted].


4.0    PROJECT SCHEDULE AND MILESTONES

Below are listed the major milestones and deliverables.

[*** Redacted]

HCMOS7 Phase I Work Planning   December 4, 1996    SGS-Thomson Microelectronics
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        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO


[*** Redacted]

5.0  COSTS

Based on the scope of work and approach defined above, payments for SGS-THOMSON will be for amounts and schedules listed below, subject to the completion by VLI of the deliverables according to the provisions of this agreement.

        TABLE 1. COSTS
        DATE                     DELIVERABLE                         AMOUNT
        [*** Redacted]

Payment terms are [*** Redacted] for all terms.


6.0  SPECIFIC RIGHTS TO USE AND TO DISTRIBUTE

6.1  RIGHTS OF DISTRIBUTION OUTSIDE SGS-THOMSON SITES AND SITES OF AFFILATED
     -----------------------------------------------------------------------
     COMPANIES, OF FRONT-END DATA, GENERATOR DATA and DESIGN DATA
     ------------------------------------------------------------

6.1.1 SGS-THOMSON may distribute without restriction the Front-End Data, for use outside SGS-THOMSON sites by design houses or customers.

6.1.2 SGS-THOMSON may distribute Generator Data outside SGS-THOMSON sites subject to the following conditions and restrictions:

          The receiver of such data must sign with SGS-THOMSON an agreement whereby such receiver:

          . acknowledges that all Generator Data received is confidential mad covered by the terms of the SGS-THOMSON standard Non-Disclosure Agreement;



HCMOS7 Phase I Work Planning    December 4, 1996   SGS-Thomson Microelectronics
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confidential treatment filed with the Securities and Exchange Commission.
Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



          . undertakes not to use the Generator Data received except for the purpose of designing integrated circuits to be manufactured by SGS-THOMSON;

          . undertakes (i) not to map the Design Data received to another process, (ii) not to reverse engineer such design, (iii) not to use the knowledge learned through use of the received Design Data to make its own design, (iv) not to modify the Design Data other than for the purposes of designing IC's to be manufactured by SGS-THOMSON.

6.1.3 SGS-THOMSON may, subject to VLI prior written approval, install Generator Data within sites of companies which are collaborating with SGS-THOMSON on a technology partnership. In particular SGS-THOMSON is authorized to install Generator Data at [*** Redacted]. From time to time SGS-THOMSON may propose to VLI an update of this list of companies which will enter into force upon its written approval by VLI.

[*** Reacted] could be delivered to [*** Redacted]. [*** Redacted] may be delivered to any other third Party subject to a common agreement, in writing, between VLI and SGS-THOMSON. In any case the receiver of the data has to sign an agreement with SGS-THOMSON whereby such receiver:

          . acknowledges that all data received are confidential and are covered by the terms of the SGS-THOMSON standard Non-Disclosure Agreement;

          . undertakes not to use the data received except for the purpose of designing integrated circuits to be manufactured with SGS-THOMSON TECHNOLOGY;

          . undertakes (i) not to map the Design Data received to another process, (ii) not to reverse engineer such design, (iii) not to use the knowledge learned through use of the received Design Data to make its own design, (iv) not to modify the Design Data other than for the purposes of designing IC's to be manufactured by SGS-THOMSON.



HCMOS7 Phase I Work Planning    December 4, 1996   SGS-Thomson Microelectronics
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        ***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



                                 WORK PLANNING

                           HCMOS6 Memory Generators

                                  DEVELOPMENT

                        BY VLSI LIBRARIES INCORPORATED
                     FOR SGS-THOMSON MICROELECTRONICS SRL


By the signatures of this document, the two parties agree fully to the project description defined below.

CONTENT:
                    1.0  Scope of the Work Planning ("Program")
                    2.0  Task Definition and Responsibilities
                    3.0  Program Management
                    4.0  Project Schedule and Milestones
                    5.0  Costs
                    6.0  Specific rights to use and to distribute



ACCEPTED BY:

/s/ unrecognized signature               FOR SGS-THOMSON MICROELECTRONICS SRL

                                         FOR VLSI LIBRARIES, INC.

ANNEXES:


*  Statement of Work

*  Generator Specifications (2)


HCMOS6 Work Planning       December 5, 1996       SGS-Thomson Microelectronics
1 of 7

SGS-THOMSON LOGO



                                 WORK PLANNING

BETWEEN
-------

SGS-THOMSON MICROELECTRONICS SRL., a company incorporated and existing under the laws of Italy, having its registered office at 20041 Agrate Brianza, Via C. Olivetti 2
(hereinafter referred to as "SGS-THOMSON")

also acting for the benefit of other Affiliated Companies of SGS-THOMSON MICROELECTRONICS N.V.

(Affiliated companies shall mean companies in which SGS-THOMSON MICROELECTRONICS N.V. holds directly or indirectly at least 50% of the share capital or voting rights and major external design teams subcontracted by an SGS-THOMSON company to create products in SGS-THOMSON Technologies)

                                                               on the first part
AND
---


VLSI LIBRARIES, INC., a company incorporated and existing under the laws of the State of California, U.S.A. having its registered office at 2077 Gateway Place, San Jose, CA 95110-1016
(hereinafter referred to as "VLI")


                                                              on the second part



HCMOS6 Work Planning        December 4, 1996       SGS-Thomson Microelectronics
2 of 7

SGS-THOMSON LOGO



1.0  SCOPE OF THE WORK PLANNING ("PROGRAM")

Within the general framework defined by the "Collaboration Agreement", VLI will develop the following [*** Redacted] Memory Generators for SGS-THOMSON's in [*** Redacted] (HCMOS60) process:

*    [*** Redacted]

*    [*** Redacted]

The Program will be composed by the improvement of the layout of the [*** Redacted] generators, done in a previous contract, using HCMOS6 specific design rules for static memories.

Within this Program the "Definitions" given in Section 2 of the "Collaboration Agreement" are valid with the following specification:

*    "PRODUCT" means "GENERATOR" within this Program

*    "PRODUCT DATA" means "GENERATOR DATA" within this Program

2.0  TASK DEFINITION AND RESPONSIBILITIES

VLI is fully responsible for the Program execution and the deliverables according to the Statement of Work hereafter attached. This includes actions that may be performed by SGS-THOMSON like Silicon processing (if there is any problem, it is the responsibility of VLI to draw the attention of SGS-THOMSON to the problem and to propose effective remedial action).

The split of responsibilities for all the tasks necessary to complete the Memory Generators is also described in the STATEMENT OF WORK attached. VLI will take full responsibility for all the VLI tasks mentioned in such document.

The electrical design, layout design, characterization, design documentation are under VLI's responsibility.

The target specifications of these Memory Generators are defined in the two attached SPECIFICATION DOCUMENTS.

Design knowledge transfer will be performed by having SGS-THOMSON engineers on-site at VLI to interact directly with the VLI designers, during one month after each generator release [*** Redacted].


HCMOS6 Work Planning       December 4, 1996       SGS-Thomson Microelectronics
3 of 7

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



3.0  PROGRAM MANAGEMENT

A monthly program management review and design review will be held throughout the project duration, in alternate locations.

VLI should only interface to a limited number of SGS-THOMSON representatives appointed by [*** Redacted].

*      SGS-THOMSON designates as Project Leader for this Work Planning
       [*** Redacted].

*      VLI designates as Project Leader for this Work Planning [*** Redacted].

4.0    PROJECT SCHEDULE AND MILESTONES

Below are listed the major milestones and deliverables.

[*** Redacted]


HCMOS6 Work Planning       December 4, 1996        SGS-Thomson Microelectronics
4 of 7

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO


5.0  COSTS

Based on the scope of work and approach defined above, payments for SGS-THOMSON will be for amounts and schedules listed below, subject to the completion by VLI of the deliverables according to the provisions of this agreement.

     TABLE 1. COSTS

     [*** Redacted]

The silicon dependent payment schedule assumes that SGS-THOMSON is able to achieve definitive silicon test results within [*** Redacted] of VLI delivering the appropriate test cuts. If silicon results are delayed beyond this, at no fault of VLI, the corresponding silicon dependent payment will be made by SGS-THOMSON to VLI for half the due amount. If silicon results are delayed by other additional [*** Redacted], again at no fault of VLI, the corresponding silicon dependent payment will be completed by SGS-THOMSON to VLI.

Payment terms are [*** Redacted] for all terms.


HCMOS6 Work Planning         December 4, 1996      SGS-Thomson Microelectronics
5 of 7

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



6.0    SPECIFIC RIGHTS TO USE AND TO DISTRIBUTE

6.1    RIGHTS OF DISTRIBUTION OUTSIDE SGS-THOMSON SITES AND SITES OF AFFILATED
       -----------------------------------------------------------------------
       COMPANIES. OF FRONT-END DATA. GENERATOR DATA and DESIGN DATA
       ------------------------------------------------------------

6.1.1 SGS-THOMSON may distribute without restriction the Front-End Data, for use outside SGS-THOMSON sites by design houses or customers.

6.1.2 SGS-THOMSON may distribute Generator Data outside SGS-THOMSON sites subject to the following conditions and restrictions:

          The receiver of such data must sign with SGS-THOMSON an agreement whereby such receiver:

          . acknowledges that all Generator Data received is confidential and covered by the terms of the SGS-THOMSON standard Non-Disclosure Agreement;

          . undertakes not to use the Generator Data received except for the purpose of designing integrated circuits to be manufactured by SGS-THOMSON;

          . undertakes (i) not to map the Design Data received to another process, (ii) not to reverse engineer such design, (iii) not to use the knowledge teamed through use of the received Design Data to make its own design, (iv) not to modify the Design Data other than for the purposes of designing IC's to be manufactured by SGS-THOMSON.

6.1.3 SGS-THOMSON may subject to VLI prior written approval, install Generator Data within sites of companies which are collaborating with SGS-THOMSON on a technology partnership. In particular SGS-THOMSON is authorized to install Generator Data at [*** Redacted]. From time to time SGS-THOMSON may propose to VLI an update of this list of companies which will enter into force upon its written approval by VLI.


HCMOS6 Work Planning       December 4, 1996       SGS-Thomson Microelectronics
6 of 7

--------------
        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SGS-THOMSON LOGO



[*** Redacted] could be delivered to [*** Redacted]. [*** Redacted] may be delivered to any other third Party subject to a common agreement, in writing, between VLI and SGS-THOMSON. In any case the receiver of the data has to sign an agreement with SGS-THOMSON whereby such receiver:

          . acknowledges that all data received are confidential and are covered by the terms of the SGS-THOMSON standard Non-Disclosure Agreement;

          . undertakes not to use the data received except for the purpose of designing integrated circuits to be manufactured with SGS-THOMSON TECHNOLOGY;

          . undertakes (i) not to map the Design Data received to another process, (ii) not to reverse engineer such design, (iii) not to use the knowledge learned through use of the received Design Data to make its own design, (iv) not to modify the Design Data other than for the purposes of designing IC's to be manufactured by SGS-THOMSON.



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SGS-THOMSON LOGO



                                 WORK PLANNING

                                MCMOS7 Phase 2
                               Memory Generators

                                  DEVELOPMENT

                        BY VLSI LIBRARIES INCORPORATED
                     FOR SGS-THOMSON MICROELECTRONICS SRL

By the signatures of this document, the two parties agree fully to the project description defined below.

CONTENT:
                         1.0  Scope of the Work Planning ("Program")
                         2.0  Task Definition and Responsibilities
                         3.0  Program Management
                         4.0  Project Schedule and Milestones
                         5.0  Costs
                         6.0  Specific rights to use and to distribute

ACCEPTED BY:

/s/ unrecognized signature               FOR SGS-THOMSON MICROELECTRONICS SRL

                                         FOR VLSI LIBRARIES, INC.


ANNEXES:

*    Statement of Work

*    Generator Specifications (4)



HCMOS7 Phase 2 Work Planning    December 5, 1996   SGS-Thomson Microelectronics
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                                 WORK PLANNING

BETWEEN
-------

SGS-THOMSON MICROELECTRONICS SRL., a company incorporated and existing under the laws of Italy, having its registered office at 20041 Agrate Brianza, Via C. Olivetti 2
(hereinafter referred to as "SGS-THOMSON")

also acting for the benefit of other Affiliated Companies of SGS-THOMSON MICROELECTRONICS N.V.

(Affiliated companies shall mean companies in which SGS-THOMSON MICROELECTRONICS N.V. holds directly or indirectly at least 50% of the share capital or voting rights and major external design teams subcontracted by an SGS-THOMSON company to create products in SGS-THOMSON Technologies)

                                                               on the first part

AND
---

VLSI LIBRARIES, INC., a company incorporated and existing under the laws of the State of California, U.S.A. having its registered office at 2077 Gateway Place, San Jose, CA 95110-1016
(hereinafter referred to as "VLI")

                                                              on the second part



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SGS-THOMSON



1.0  SCOPE OF THE WORK PLANNING ("PROGRAM")

Within the general framework defined by the "Collaboration Agreement", VLI will develop the following [*** Redacted] Memory Generators for SGS-THOMSON's in [*** Redacted] process:

        [*** Redacted]

The Program will be composed by the fine tuning of the design and layout of the HCMOS7 generators done during Phase 1; moreover specific design rules for static memories will be used. The specifications will be similar in term of logical behavior, targeting anyway better electrical/geometrical/layout performances and wider parameters range (including but not limited to more output bits, more total memory capacity, etc.).

Within this !Program the "Definitions" given in Section 2 of the "Collaboration Agreement" are valid with the following specification:

*    "PRODUCT" means "GENERATOR" within this Program

*    "PRODUCT DATA" means "GENERATOR DATA" within this Program

2.0  TASK DEFINITION AND RESPONSIBILITIES

VLI is fully responsible for the Program execution and the deliverables according to the Statement of Work hereafter attached. This includes actions that may be performed by SGS-THOMSON like Silicon processing (if there is any problem, it is the responsibility of VLI to draw the attention of SGS-THOMSON to the problem and to propose effective remedial action).

The split of responsibilities for all the tasks necessary to complete the Memory Generators is also described in the STATEMENT OF WORK attached. VLI will take full responsibility for all the VLI tasks mentioned in such document.

The electrical design, layout design, characterization, design documentation are under VLI's responsibility.

Detailed specifications for these [*** Redacted] memory generators will be defined by SGS-THOMSON within the end of January 1997.

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SGS-THOMSON LOGO



Design knowledge transfer will be performed by having SGS-THOMSON engineers on-site at VLI to interact directly with the VLI designers, during one month after each generator release [*** Redacted].

3.0  PROGRAM MANAGEMENT

A monthly program management review and design review will be held throughout the project duration, in alternate locations.

VLI should only interface to a limited number of SGS-THOMSON representatives appointed by [*** Redacted].

*      SGS-THOMSON designates as Project Leader for this Work Planning
       [*** Redacted].

*      VLI designates as Project Leader for this Work Planning [*** Redacted].

4.0    PROJECT SCHEDULE AND MILESTONES

The detailed project schedule and definition of Milestones are given in the Statement of Work annexed to this contract. Below are listed the major Milestones and deliverables. The scheduling for Phase I Milestones is defined below; the scheduling for Phase 2 Milestones could have minor adjustment, agreed upon between VLI and SGS-THOMSON, after the final Phase 2 specifications will be issued by SGS-THOMSON.

        [*** Redacted]

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[*** Redacted]



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SGS-THOMSON LOGO



5.0 COSTS

Based on the scope of work and approach defined above, payments for SGS-THOMSON will be for amounts and schedules listed below, subject to the completion by VLI of the deliverables according to the provisions of this agreement.


TABLE 1. COSTS

        [*** Redacted]

The silicon dependent payment schedule assumes that SGS-THOMSON is able to achieve definitive silicon test results within [*** Redacted] of VLI delivering the appropriate test cuts. If silicon results are delayed beyond this, at no fault of VLI, the corresponding silicon dependent payment will be made by SGS-THOMSON to VLI for half the due amount. If silicon results are delayed by other additional [*** Redacted], again at no fault of VLI, the corresponding silicon dependent payment will be completed by SGS-THOMSON to VLI.

Payment terms are net [*** Redacted] for all terms.



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SGS-THOMSON LOGO



6.0    SPECIFIC RIGHTS TO USE AND TO DISTRIBUTE

6.1    RIGHTS OF DISTRIBUTION OUTSIDE SGS-THOMSON SITES AND SITES OF AFFILATED
       -----------------------------------------------------------------------
       COMPANIES, OF FRONT-END DATA, GENERATOR DATA and DESIGN DATA
       ------------------------------------------------------------

6.1.1 SGS-THOMSON may distribute without restriction the Front-End Data, for use outside SGS-THOMSON sites by design houses or customers.

6.1.2 SGS-THOMSON may distribute Generator Data outside SGS-THOMSON sites subject to the following conditions and restrictions:

          The receiver of such data must sign with SGS-THOMSON an agreement whereby such receiver:

          . acknowledges that all Generator Data received is confidential and covered by the terms of the SGS-THOMSON standard Non-Disclosure Agreement;

          . undertakes not to use the Generator Data received except for the purpose of designing integrated circuits to be manufactured by SGS-THOMSON;

          . undertakes (i) not to map the Design Data received to another process, (ii) not to reverse engineer such design, (iii) not to use the knowledge learned through use of the received Design Data to make its own design, (iv) not to modify the Design Data other than for the purposes of designing IC's to be manufactured by SGS-THOMSON.

6.1.3 SGS-THOMSON may, subject to VLI prior written approval, install Generator Data within sites of companies which are collaborating with SGS-THOMSON on a technology partnership. In particular SGS-THOMSON is authorized to install Generator Data at [*** Redacted]. From time to time SGS-THOMSON may propose to VLI an update of this list of companies which will enter into force upon its written approval by VLI.



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SGS-THOMSON LOGO



[*** Redacted] could be delivered to [*** Redacted]. [*** Redacted] may be delivered to any other third Party subject to a common agreement, in writing, between VLI and SGS-THOMSON. In any case the receiver of the data has to sign an agreement with SGS-THOMSON whereby such receiver:

          . acknowledges that all data received are confidential and are covered by the terms of the SGS-THOMSON standard Non-Disclosure Agreement;

          . undertakes not to use the data received except for the purpose of designing integrated circuits to be manufactured with SGS-THOMSON TECHNOLOGY;

          . undertakes (i) not to map the Design Data received to another process, (ii) not to reverse engineer such design, (iii) not to use the knowledge learned through use of the received Design Data to make its own design, (iv) not to modify the Design Data other than for the purposes of designing IC's to be manufactured by SGS-THOMSON.



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SGS-THOMSON LOGO



                               STATEMENT OF WORK

        BETWEEN VLSI LIBRARIES INCORPORATED (VLI) AND SGS-THOMSON (ST)

1.0  TASK DEFINITION AND RESPONSIBILITIES

The split of responsibilities for all the tasks necessary to complete the Memory Generators is described in this section. VLI will take full responsibility for all the VLI tasks mentioned below in sections 1.1, 1.2.2, 1.3, 1.3.1, 1.3.3, 1.3.4, 1.4.1, 1.4.3, 1.4.5, 1.5, 1.5.1.

ALL EXECUTABLE CODE DELIVERED BY VLI TO ST WILL BE ALSO PROVIDED IN SOURCE
FORMAT.

1.1    DESIGN

The electrical design, layout design, characterization, design documentation are under VLI's responsibility.
Design knowledge transfer will be performed by having ST engineers on-site at VLI to interact directly with the VLI designers.


1.2    FRONT-END

1.2.1  VHDL AND VERILOG MODELS, SYMBOL
These will be developed under ST's responsibility.

1.2.2  MERLINO AND MIF

VLI will be in charge of the integration and validation of the timing, geometrical and power data into the Merlino and MIF formats.

1.2.3  HUMAN INTERFACE
This will be developed under ST's responsibility.



1.3  CHARACTERIZATION

Electrical, power and area characterization will be done by VLI only for MCMOS6 generators, not for HCMOS7 phase 1 ones; within the end of January 1997 VLI and ST will agree upon the tools that VLI will use (either VLI proprietary environment, or ST tools).


Statement of Work       November 28, 1996       SGS-Thomson Microelectronics 1

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SGS-THOMSON LOGO



ST will provide its customers with a complete cut characterization environment and data, based on Eldo simulations, so as to alleviate the inaccuracies due to the curve-fitting process encountered for previous HCMOS5 generators.

The list of representative cuts for characterization will be agreed between ST and VLI. The number of cuts will be similar to the number used for HCMOS6 generators.

1.3.1  ELDO NETLISTS AND STIMULI FOR CHARACTERIZATION CUTS.
VLI will provide these to ST

1.3.2  RDB, EQN DATA IN BC, TYP, WC

For all the above ELDO netlists and stimuli, these will be run in best conditions, typical conditions, and worst case conditions. The results of these runs will be provided to ST. QA for these data will be performed by VLI, and checked by ST, according to a methodology agreed upon between VLI and ST.

1.3.3  CADENCE SCHEMATICS FOR MEMORY LEAF-CELLS AND HIERARCHY LEVELS

VLI will provide Cadence schematics for all the memory leaf cells and hierarchy levels. These schematics will use ST's components, to be compatible with ST's proprietary Generator Characterization System.

For each leaf-cell there are 2 or 3 schematics, as follows:

*    The actual cell components schematics.

*    The cell schematics + parasitic elements for critical path simulation.

* An optional simplified cell schematics to be used as loading for critical path simulation.

ST will provide to VLI the Cadence libraries necessary to enter these schematics, a.k.a. "HCMOS7 design kit", as well as ST's netlister for these library components ("SEP").

1.3.4  CRITICAL PATH GENERATORS IN ST'S PROPRIETARY ENVIRONMENT
VLI will support ST engineers on VLI premises to allow a complete know-how acquisition by ST

1.3.5  CRITICAL PATH ELDO STIMULI GENERATOR
VLI and ST will each use their own tools for generating the Eldo stimuli for the critical path Generator.

1.4    BACK-END

1.4.1  LAYOUT GENERATORS
VLI will be in charge of the layout generators development, as it was for HCMOS6. Moreover, VLI will be in charge of their integration into the UNIGEN environment.

Statement of Work       November 28, 1996         SGS-Thomson Microelectronics 2

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SGS-THOMSON LOGO



After that, VLI will also validate the integrated back-end generators into the corresponding validation flow.

1.4.2  ABSTRACT GENERATOR
ST will develop the abstract generator for Cell3 and Block-Ensemble for all memories. ST will add the post-processing routines to bring all pins to the Cell3 grid.

1.4.3  POWER DISTRIBUTION
VLI will develop the layout generators without power-rings. The number of Vdd and Gnd connections will be limited to one or two of each. Metal3 will be used for distributing power and ground internally to the memories. Metal3 will also be used to shield sensitive nodes from potentially noisy Metal4 lines running above the memories.

1.4.4  SOG EMBEDDABILITY
ST will develop the routines to make the memories layout SOG-compatible.

1.4.5 SPICE NETLIST GENERATOR FOR LVS
VLI will develop a spice netlist generator for Dracula/LVS. A solution not using the Cadence netlister will be provided: Either Skill-based or C-based (preferred).

1.5  SILICON VALIDATION
VLI is fully responsible for this phase, including actions that may be done by ST, such as processing or testing. In case of problems, VLI should escalate the issue within ST to insure prompt resolution.

1.5.1  SILICON VALIDATION PLAN
VLI is responsible for the definition and implementation of the silicon validation plan. VLI will generate the necessary generator cuts.
VLI will describe in the plan how to fully characterize the memory generator cuts.

1.5.2  TEST CHIPS DESIGN AND FAB
ST will provide the layout of cavities in which the test cuts will be inserted. VLI will complete the layout of the test cavities with the layout of the test cuts and with the connections between them and the IO PADS.
ST will provide manpower to assemble the layout of the test cavities into test chips, do reticle assembly, and process these test chips in HCMOS7/HCMOS6 processes.

1.5.3  SILICON DEBUG AND CHARACTERIZATION
ST will run the characterization plan according to VLI specifications. In case of any problem during testing, VLI will send their engineers to ST, in a location decided by ST, to perform silicon debug. This may require the use of E-Beam equipment to probe internal nodes. Test targets or test pins on the layout will have been provided by VLI to this effect.

Statement of Work       November 28, 1996         SGS-Thomson Microelectronics 3

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SGS-THOMSON LOGO



VLI will assemble the Memory Generator Silicon Characterization reports for all memories.

2.0  PROGRAM MANAGEMENT

A monthly program management review and design review will be held throughout the project duration, in alternate locations.
VLI should only interface to a limited number of SGS-THOMSON representatives appointed by [*** Redacted].



Statement of Work         November 28, 1996       SGS-Thomson Microelectronics 4

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        *** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.